UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2020

BRIDGEWAY NATIONAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55505	45-5523835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1015 15th Street NW, Suite 1030

Washington, DC 20005

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (202) 846-7869

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BDGY	OTC Pink

Item 1.01 Entry into a Material Agreement

On August 12, 2020, Bridgeway National Corp. (“Bridgeway,” “us,” “our” or the “Company”) formed 102109637 Saskatchewan Ltd., a Saskatchewan corporation (the “Saskatchewan SPV”), a wholly owned subsidiary of Bridgeway.

On August 12, 2020, Bridgeway, the Saskatchewan SPV entered into an arrangement agreement (the “Arrangement Agreement”) with and Input Capital Corp. (“Input” or the “Corporation”) pursuant to which Bridgeway will acquire all of the issued and outstanding common shares of Input (the “Input Shares”). Under the terms of the Arrangement Agreement, each Input shareholder (the “Input Shareholders”) will receive cash consideration of $1.31 for each Input Share held (the “Consideration”), representing aggregate consideration of approximately $73.1 million on a fully diluted basis. The Consideration represents an approximately 1.3x premium to Input’s book value as of June 30, 2020. The transactions represented by the Arrangement Agreement was officially approved by the Court of Queen’s Bench for Saskatchewan on September 28, 2020.

The board of directors of Input (the “Input Board”) unanimously determined that the transaction was in the best interests of the Corporation and is recommending that Input Shareholders vote in favor of the transaction. Each director and all senior officers of the Corporation have entered into voting agreements with Bridgeway pursuant to which, among other things, they have agreed to vote all of the Input Shares owned or controlled by them in favor of the transaction, representing approximately 33.3% of the outstanding Input Shares.

The foregoing summary of the Voting Agreement does not purport to be complete and are subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Arrangement Agreement dated August 12, 2020 by and among Bridgeway National Corp., 102109637 Saskatchewan Ltd. and Input Capital Corp.

99.1	Press release, dated October 2, 2020, issued by Bridgeway National Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEWAY NATIONAL CORP.

By:	/s/ Eric Blue
Eric Blue
Chief Executive Officer

Dated: October 2, 2020